UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date or report (Date of earliest event reported)        November 3, 2003

EDELBROCK CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-24802	33-0627520

(State or other jurisdiction of incorporation	(Commission File No.)	(IRS Employer Identification No.)

2700 California Street, Torrance CA		90503

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		310-781-2222

Not Applicable

(Former name and address)

ITEM 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99.1

ITEM 12. Results of Operations and Financial Condition.

On November 3, 2003, Edelbrock Corporation (the “Company”) issued a press release discussing its results of operations and financial condition for its fiscal 2004 first quarter.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:	November 3, 2003	By:	/s/ Jeffrey L. Thompson

Jeffrey L. Thompson,
		Its:	Executive Vice President Chief Operating Officer and Director